CURRENT INCOME SHARES, INC.

                                               SEMI-ANNUAL REPORT
                                                    JUNE 30, 1999























                                           Investment Adviser:
                                             HIGHMARK CAPITAL
                                             MANAGEMENT, INC.
                                              475 Sansome St.
                                                   Suite 1400
                                      San Francisco, CA 94111
                                    (www.highmarkcapmgmt.com)

CURRENT INCOME SHARES, INC.

--------------------------------------------------------------------------------

HIGHMARK CAPITAL MANAGEMENT, INC.

August 12, 1999

Dear Shareholders:
     We are pleased to report your company's financial results for the six-month period ending June 30, 1999. During the period, we paid total dividends of $0.40 per share, consisting of quarterly dividends per share of $0.20 in the first and second quarters. The net asset value per share at June 30, 1999 was $12.65, down from $13.48 at December 31, 1998. Including dividends, the total return for Current Income Shares based on net asset value was -3.22% for the six-month period. The total return based on market value was -9.59%.
     During the first half of 1999, interest rates rose sharply, which negatively impacted Current Income Shares' total return. For instance, the yield on ten-year Treasury bonds rose from 4.65% at December 31, 1998 to 5.79% at June 30, 1999, while the 30-year bond rose from 5.09% to 5.97% during the same period.
     In periods of rising interest rates, bond prices and net asset values generally fall. However, this type of environment does not adversely affect the dividend. Indeed, as bonds with lower yields in the portfolio mature, they are often replaced with higher-yielding bonds, reflecting the higher interest rate environment.
     In response to rising interest rates, the portfolio's duration (a measure of sensitivity to interest rates) fell slightly from about 6.1 years at December 31, 1998 to 5.9 years at June 30, 1999. In a period of rising interest rates, a shorter duration is beneficial because bond prices do not fall as much.
     In many ways, the six-months ending June 30, 1999 have been a mirror image of the second half of 1998. Last year, U.S. Treasury bonds were the best performers, as yields on the 30-year bond fell as low as 4.7%. With the global economic crisis in full view, corporate bonds performed poorly as investors became nervous about credit risk. After the Federal Reserve Board acted decisively last Fall, the global economy improved. Investors sold Treasury bonds in early 1999, as the U.S. economy reported stronger than expected growth. Corporate bonds did not fall in value as much as Treasury bonds, as investors sought extra yield and became less nervous about credit risk.
     As of June 30, 1999, 11% of the portfolio was invested in AAA-rated securities, while 33% was invested in A-rated corporate bonds. About 47% was invested in bonds rated BBB while 7% was invested in BB-rated bonds and the balance, 2% was in cash. Because the period was characterized by the perception of an accelerating economy, the lower-rated bonds typically performed the best. We added a number of electric utilities in the BB to A credit range during the six-month period, which offered significantly higher yield to the portfolio.
     As the period drew to a close, the corporate bond supply increased sharply as issuers attempted to take care of their financing needs earlier in the year as Y2K approached. This caused corporate bonds to underperform, as a surplus of issues caused prices to fall. At the same time, the Federal Reserve Board was becoming concerned about inflation, shifting from a neutral to a tightening bias, and ultimately increased short-term interest rates 25 basis points (0.25%) on June 30, 1999.
     If the current economic expansion lasts until next February, it will be the longest period of prosperity of the last 100 years. Although we are not forecasting a recession, we believe that the U.S. economy is likely to slow down. As a result, our strategy is to continue to emphasize higher quality bonds that do not fluctuate as much with the fortunes of the economy. In addition, we will continue to maintain a duration position that closely tracks our benchmark.
     On the following pages, you will find the complete portfolio of investments held by Current Income Shares on June 30, 1999, together with the financial statements for the period.
     Thank you for investing in Current Income Shares, Inc.
       Sincerely,

     /s/Signature omitted


       Gregory Knopf, President

     CURRENT INCOME SHARES, INC. --
YEAR 2000 DISCLOSURE STATEMENT
     This is a disclosure document within the meaning of the Information and Readiness Disclosure Act of 1998. Current Income Shares, Inc. depends on the smooth functioning of computer systems in almost every aspect of its business. Like other investment companies, businesses and individuals around the world, Current Income Shares could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900.
     Current Income Shares has made inquiry of its service providers to determine whether they expect to have their computer systems adjusted for the year 2000 transition, and is reviewing the year 2000 status of each critical service provider in an attempt to ensure that there will be no material adverse consequences to Current Income Shares. Nevertheless, Current Income Shares and its shareholders may experience losses as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or custodians, banks, broker-dealers or others with which Current Income Shares does business.
     With regards to the portfolio securities held in Current Income Shares, HighMark Capital Management, Inc., adviser to Current Income Shares, will be reviewing selected publicly available sources for Y2K-readiness information published by the issuers of assets which are held in material amounts in the Fund. Such Y2K disclosure information will be one of many factors considered by HighMark Capital Management in making investment decisions on behalf of the Fund.
     See the Union Bank of California, N.A. Y2K Readiness Disclosure, which gives updated information about the Y2K readiness program in which the Adviser participates, on the bank's Web site: www.uboc.com/year 2000.

                   CURRENT INCOME SHARES, INC.
 STATEMENT OF ASSETS AND LIABILITIES

             JUNE 30, 1999
              (Unaudited)
----------------------------------------------------
ASSETS
   Investments in securities
     at market value:
     Bonds (Cost $45,295,023) .....   $45,632,854
   Cash ...........................         5,630
   Interest receivable and
     other assets .................       877,415
                                      -----------
     Total Assets .................    46,515,899
                                      -----------

LIABILITIES
   Accrued expenses ...............        48,535
                                      -----------
NET ASSETS ........................   $46,467,364
                                      ===========

   Net assets are represented by:
     Capital stock, $1 par, 25,000,000
      shares authorized 3,673,334
      shares issued and outstanding   $ 3,673,334
     Paid-in capital in excess of par
      value                            42,977,827
     Accumulated net realized losses     (553,716)
     Unrealized appreciation on
      investments .................       337,831
     Undistributed net investment
      income ......................        32,088
                                      -----------
NET ASSETS ........................   $46,467,364
                                      ===========



NET ASSET VALUE PER SHARE
   ($46,467,364 / 3,673,334 shares
     of common stock outstanding) .        $12.65
                                           ======
   STATEMENT OF OPERATIONS


FOR THE SIX MONTHS ENDED JUNE 30, 1999
       (Unaudited)
----------------------------
INVESTMENT INCOME
 Interest .........................   $ 1,716,630
                                      -----------

   Total Investment Income ........                  1,716,630

EXPENSES
  Investment management
   and advisory fees ..............       119,213
  Custodian fees ..................         2,463
  Transfer agent fees .............        27,597
  Directors' fees and
   shareholder expenses ...........        14,457
  Printing ........................        19,423
  Legal and auditing fees .........        21,694
  Listing fees -- NYSE ............         2,487
  Taxes ...........................         4,445
  Other expenses ..................         4,053
                                      -----------
   Total Expenses                                      215,832
                                                   -----------
     Net Investment
      Income                          $ 1,500,798
                                      -----------

REALIZED AND
  UNREALIZED GAINS AND LOSSES
  ON INVESTMENTS IN SECURITIES
  Realized loss from securities
  transactions:
     Proceeds from sales              $ 9,142,473
     Cost of securities
      sold                             (9,390,540)
                                       ----------
        Net realized loss on
         investments sold                             (248,067)
  Unrealized depreciation
   of investments:
     Beginning of period                3,161,979
     End of period                        337,831
                                       ----------
      Net unrealized
        depreciation during
        the period                                  (2,824,148)
                                                 -------------
      Net realized and
        unrealized loss on
        investments                                 (3,072,215)
                                                 -------------
   Net decrease in net assets
     resulting from operations                     ($1,571,417)
                                                 =============


    The accompanying notes are an integral part of these financial statements.

   CURRENT INCOME SHARES, INC.
   STATEMENT OF CHANGES IN NET ASSETS
   (Unaudited)


                              FOR THE PERIODS ENDED
--------------------------------------------------------------------------------------------------------

                                                                            SIX MONTHS     Twelve Months
                                                                             06/30/99        12/31/98
                                                                            ----------     -------------
FROM INVESTMENT ACTIVITIES
   Net investment income .............................................      $ 1,500,798    $  3,050,100
   Net realized gain (loss) on investments sold ......................         (248,067)        212,657
   Net unrealized appreciation/(depreciation) of investments
      during the period ..............................................       (2,824,148)         67,598
                                                                            -----------     -----------
   Net increase/(decrease) in net assets resulting from operations ...       (1,571,417)      3,330,355
   Dividends to shareholders from net investment income ..............       (1,469,334)     (3,048,868)
                                                                            -----------     -----------
      Increase/(decrease) in net assets ..............................       (3,040,751)        281,487
NET ASSETS
   Beginning of period ...............................................       49,508,115      49,226,628
                                                                            -----------     -----------
   End of period [including underdistributed net investment
      income of $32,088 and $624 respectively] .......................      $46,467,364     $49,508,115
                                                                            ===========     ===========


    The accompanying notes are an integral part of these financial statements.

   CURRENT INCOME SHARES, INC.
   PORTFOLIO OF INVESTMENTS IN SECURITIES
   (Unaudited)

JUNE 30, 1999
-------------------------------------------------------------------------------------------------------------------
                                                             Standard & Poor's    Principal      Market
                          Security                                Rating           Amount         Value
-------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- (2.5%)
-------------------------------------------------------------------------------------------------------------------
   U.S. Treasury Bond 6.375%, 08/15/27 .....................       AAA           $1,140,000    $1,167,109
-------------------------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATION (COST $1,170,597) ...........                                    1,167,109
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATION -- (7.6%)
-------------------------------------------------------------------------------------------------------------------
   GNMA Pool# 439463 8.000%, 12/15/26 ......................       AAA            3,443,790     3,537,393
-------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  OBLIGATION (COST $3,509,026) .............................                                    3,537,393
-------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- (87.1%)
-------------------------------------------------------------------------------------------------------------------
ASSET BACKED (0.8% OF NET ASSETS)
   Chase Manhattan 6.610%, 09/15/02 ........................       AAA              344,021       346,292
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSET BACKED .........................................                                      346,292
-------------------------------------------------------------------------------------------------------------------
AUTO RENT & LEASE (2.0% OF NET ASSETS)
   Hertz Corp 7.000%, 01/15/28 .............................       A-             1,000,000       941,250
-------------------------------------------------------------------------------------------------------------------
TOTAL AUTO RENT & LEASE ....................................                                      941,250
-------------------------------------------------------------------------------------------------------------------
BANKS (10.7% OF NET ASSETS)
   Bankers Trust 7.250%, 01/15/03 ..........................       A+             1,500,000     1,509,375
   Fleet Financial 7.125%, 04/15/06 ........................       A-             1,500,000     1,507,500
   Golden State Escrow 7.000%, 08/01/03 ....................       BB+            1,000,000       975,000
   Wells Fargo Capital 7.960%, 12/15/26 ....................       A-             1,000,000     1,001,250
-------------------------------------------------------------------------------------------------------------------
TOTAL BANKS ................................................                                    4,993,125
-------------------------------------------------------------------------------------------------------------------
BROADCASTING, NEWSPAPERS & ADVERTISING (2.1% OF NET ASSETS)
   News America Holdings 7.750%, 02/01/24 .................        BBB-           1,000,000       978,750
-------------------------------------------------------------------------------------------------------------------
TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING ..............                                       978,750
-------------------------------------------------------------------------------------------------------------------
ELECTRICAL UTILITIES (17.1% OF NET ASSETS)
   Chugach Electric 9.140%, 03/15/22 ......................        A              1,000,000     1,086,250
   Cleveland Electric 7.670%, 07/01/04 ....................        BB+            1,000,000     1,018,750
   Duke Energy 7.875%, 08/15/04 ...........................        BBB-           1,000,000     1,052,500
   Houston Industries 9.375%, 06/01/01 ....................        BBB+           2,000,000     2,105,000
   Orange & Rockland 7.000%, 03/01/29 .....................        A+             1,250,000     1,173,438
   Utilicorp United 8.450%, 11/15/99 ......................        BBB            1,500,000     1,513,125
-------------------------------------------------------------------------------------------------------------------
TOTAL ELECTRICAL UTILITIES ................................                                     7,949,063
-------------------------------------------------------------------------------------------------------------------
ENERGY (9.8% OF NET ASSETS)
   Phillips Petroleum 7.125%, 03/15/28 ....................        A-             1,000,000       921,250
   Union Oil of California 9.125%, 02/15/06 ...............        BBB+           2,000,000     2,190,000
   Union Pacific 7.000%, 10/15/06 .........................        BBB-           1,500,000     1,430,625
-------------------------------------------------------------------------------------------------------------------
TOTAL ENERGY ..............................................                                     4,541,875
-------------------------------------------------------------------------------------------------------------------
GAS (4.5% OF NET ASSETS)
   Coastal 9.625%, 05/15/12 ...............................        BBB            1,000,000     1,198,750
   KN Energy 7.250%, 03/01/28 .............................        BBB-           1,000,000       893,750
-------------------------------------------------------------------------------------------------------------------
TOTAL GAS .................................................                                     2,092,500
-------------------------------------------------------------------------------------------------------------------


     The accompanying notes are an integral part of these financial statements.

   CURRENT INCOME SHARES, INC.
   PORTFOLIO OF INVESTMENTS IN SECURITIES (CONCLUDED)
   (Unaudited)


JUNE 30, 1999
-------------------------------------------------------------------------------------------------------------------
                                                             Standard & Poor's    Principal      Market
                          Security                                Rating           Amount         Value
-------------------------------------------------------------------------------------------------------------------
MANUFACTURING (8.3% OF NET ASSETS)
   Lockheed Martin 7.700%, 06/15/08 ......................         BBB+          $1,500,000   $ 1,541,250
   Owens-Illinois 8.100%, 05/15/07 .......................         BB+            1,250,000     1,243,750
   Westvaco 10.125%, 06/01/19 ............................         A              1,000,000     1,052,500
-------------------------------------------------------------------------------------------------------------------
TOTAL MANUFACTURING ......................................                                      3,837,500
-------------------------------------------------------------------------------------------------------------------
MORTGAGE BANKERS (1.9% OF NET ASSETS)
   Prudential Home Mortgage 7.000%, 02/25/26 .............         A                965,192       905,475
-------------------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE BANKERS ...................................                                        905,475
-------------------------------------------------------------------------------------------------------------------
RETAIL (5.4% OF NET ASSETS)
   Safeway 7.450%, 09/15/27 ..............................         BBB            1,000,000     1,005,000
   Staples 7.125%, 08/15/07 ..............................         BBB-           1,500,000     1,494,375
-------------------------------------------------------------------------------------------------------------------
TOTAL RETAIL .............................................                                      2,499,375
-------------------------------------------------------------------------------------------------------------------
SECURITIES BROKER/DEALER (2.2% OF NET ASSETS)
   Lehman Brothers 8.750%, 05/15/02 ......................         A              1,000,000     1,045,000
-------------------------------------------------------------------------------------------------------------------
TOTAL SECURITIES BROKER/DEALER ...........................                                      1,045,000
-------------------------------------------------------------------------------------------------------------------
SOVEREIGN & SUPRANATIONAL (5.5% OF NET ASSETS)
   Province of Nova Scotia 8.750%, 04/01/22 ..............         A-             1,100,000     1,295,250
   Saskatchewan 9.375%, 12/15/20 .........................         A              1,000,000     1,253,750
-------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN & SUPRANATIONAL ..........................                                      2,549,000
-------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (7.4% OF NET ASSETS)
   Cable and Wireless 6.625%, 03/06/05 ...................         A-             1,000,000       975,000
   TCI Communications 7.125%, 02/15/28 ...................         AA-              900,000       874,125
   WorldCom 7.750%, 04/01/07 .............................         A-             1,500,000     1,573,125
-------------------------------------------------------------------------------------------------------------------
TOTAL TELECOMMUNICATIONS .................................                                      3,422,250
-------------------------------------------------------------------------------------------------------------------
TRANSPORTATION (9.4% OF NET ASSETS)
   AMR 10.000%, 04/15/21 .................................         BBB-           1,500,000     1,813,125
   General Motors 8.950%, 07/02/09 .......................         A-             1,500,000     1,550,325
   Norfolk Southern 7.050%, 05/01/37 .....................         BBB+           1,000,000     1,011,250
-------------------------------------------------------------------------------------------------------------------
TOTAL TRANSPORTATION .....................................                                      4,374,700
-------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $40,163,203) .................                                     40,476,155
-------------------------------------------------------------------------------------------------------------------
CASH EQUIVALENT -- (1.0%)
-------------------------------------------------------------------------------------------------------------------
   Federated Prime Money Market 4.909%, ..................         NR               452,197       452,197
-------------------------------------------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT (COST $452,197) ....................                                        452,197
-------------------------------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS (98.2% OF NET ASSETS)
            (COST $45,295,023) ...........................                                     45,632,854
-------------------------------------------------------------------------------------------------------------------
         Other Assets and Liabilities, Net
            (1.8% of Net Assets) .........................                                        834,510
-------------------------------------------------------------------------------------------------------------------
         TOTAL NET ASSETS (100.0% OF NET ASSETS) .........                                     46,467,364
===================================================================================================================

   CURRENT INCOME SHARES, INC.
   NOTES TO FINANCIAL STATEMENTS
   (Unaudited)

JUNE 30, 1999
--------------------------------------------------------------------------------
1. Significant Accounting Policies

   Current Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Company was incorporated on November 15, 1972, and commenced operations on March 27, 1973. The primary investment objective of the Company is to seek a high level of current income for its shareholders consistent with investment in a diversified portfolio in which marketable debt securities considered by management to be of high quality will predominate. To a lesser extent the Company may also invest in other debt securities and in certain equities.

   The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   (a) Security valuation -- Portfolio securities listed or traded on a national securities exchange are valued at the last reported sales price; securities traded in the over-the-counter market and listed securities for which no sales were reported on that date are valued at the most recent bid price.

   (b) Federal income taxes -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders. Accordingly, no Federal income tax provision is required.

   (c) Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of income and expenses during the reporting period. Actual results could differ from those estimates.

   (d) Other -- Security transactions are accounted for on the trade date the securities are purchased or sold. Purchased discounts and premiums on securities held are accreted or amortized to interest income over the life of each security using a method which approximates the effective interest method. Interest income is recognized on the accrual basis of accounting. Realized gains and losses are computed using the specific cost of the securities sold.

2. Purchases and Sales of Securities

   Purchases and sales of investment securities other than short-term securities and U.S. Government obligations aggregated $4,287,466 and $2,986,584, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $1,603,288, respectively.

   As of June 30, 1999, unrealized appreciation for Federal income tax purposes aggregated $337,831 of which $1,246,142 related to appreciated securities and $908,311 related to depreciated securities. The aggregate cost for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes.

   The Company had capital loss carryforwards at December 31, 1998, that can be used to offset future capital gains.

                                   CAPITAL LOSS             CAPITAL LOSS
                                    CARRYOVERS               CARRYOVERS
                                   EXPIRING 2004            EXPIRING 2005
                                   --------------          --------------
                                     $208,907                  $96,836

   CURRENT INCOME SHARES, INC.
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
   (Unaudited)


JUNE 30, 1999


3. Transactions with Affiliates
   HighMark Capital Management, Inc., (the "Adviser") a subsidiary of UnionBanCal Corp., provides investment management and advisory services to the Company. For the period ending June 30, 1999, investment management/advisory fees totaling $119,213 were paid to the Adviser. The fee is based on an annual rate of 0.5% of the Company's average net assets.
   Union Bank of California, N.A. acts as custodian ("the Custodian") for the Company. Fees of the Custodian are being paid on the basis of net assets of the Company.

4. Agreements with Service Providers
   Harris Trust Company of California provides Transfer Agent and Dividend Reinvestment Plan services.

5. Financial Highlights
   Selected data for each share of capital stock outstanding throughout each period follows:

                                       01/01/99 to
                                        06/30/99    01/01/98 to    01/01/97 to  01/01/96 to   01/01/95 to  01/01/94 to
                                       (UNAUDITED)    12/31/98       12/31/97     12/31/96     12/31/95      12/31/94
                                       ----------   ------------   -----------  ----------    -----------  -----------
PER SHARE OPERATING PERFORMANCE
Investment Income                       $  0.47     $   0.95        $ (0.97)    $   0.95      $   1.00      $   1.06
Expenses                                  (0.06)       (0.12)         (0.12)       (0.12)        (0.12)        (0.12)
                                        -------     --------        -------     --------      --------      --------
Net Investment Income                      0.41         0.83           0.85         0.83          0.88          0.94
Dividends distributed from net
  Investment Income                       (0.40)       (0.83)         (0.85)       (0.88)        (1.48)        (0.94)
Net realized and unrealized gain
  (loss) on investments                   (0.84)        0.08           0.35        (0.54)         1.79         (1.74)
                                        -------    --------         -------     --------      --------      --------
Net increase (decrease) in
  net asset value                         (0.83)        0.08           0.35        (0.59)         1.19         (1.74)
Net asset value:
  Beginning of period                     13.48        13.40          13.05        13.64         12.45         14.19
                                        -------     --------        -------     --------      --------      --------
  End of period                         $ 12.65     $  13.48        $ 13.40     $  13.05      $  13.64      $  12.45
                                        =======     ========        =======     ========      ========      ========

Per share market value:
  End of period                         $10.750     $ 12.313       $ 12.188     $ 11.375     $  11.875     $  11.000
Total investment return*+                (3.22)%        8.05%         15.33%        3.54%        22.25%       (8.33)%
RATIOS AND SUPPLEMENTAL DATA
Ratio of expenses to average
  net assets                               0.91%        0.91%          0.95%        1.00%         0.90%         0.90%
Ratio of net investment income to
  average net assets                        6.3%         6.2%           6.5%         6.3%          6.6%          7.2%
Portfolio turnover rate                    9.30%       13.23%         52.10%       62.86%       118.52%        42.21%
Net assets, end of period (000)         $46,467     $ 49,508       $ 49,227     $ 47,943     $  50,120      $  45,739

*Does not reflect the brokerage commission.
+Total return based on market value.

   CURRENT INCOME SHARES, INC.
   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
   (Unaudited)

JUNE 30, 1999

-----------------------------------------------------------------------------------------------------------
6. Unaudited Quarterly Results of Operations

   The following is a summary of unaudited quarterly results of operations:
                                                                                        Net Realized and
                                                                   Distributed Net    Unrealized Gain (Loss)
                                                                 Investment Income      on Investments
                                                  Investment  ---------------------------------------------
                                                   Income      Amount       Per Share  Amount    Per Share
                                                  ---------   ---------     --------  ---------  ---------
Three months ended:

   September 30, 1998 ...................         $885,570    $771,400        $0.21 $ 1,204,096     $  0.33
   December 31, 1998 ....................          883,192     808,134         0.22  (1,273,797)      (0.35)
   March 31, 1999 .......................          751,233     734,667         0.20  (1,574,150)      (0.43)
   June 30, 1999 ........................          749,565     734,667         0.20  (1,498,065)      (0.41)

   September 30, 1997 ...................         $908,688    $789,768        $0.21 $   880,366     $  0.24
   December 31, 1997 ....................          891,447     844,867         0.23     678,751        0.18
   March 31, 1998 .......................          862,370     734,667         0.20     (50,337)      (0.01)
   June 30, 1998 ........................          871,040     734,667         0.20     400,293        0.11

7. Dividend Reinvestment Plan

   The Company maintains a Dividend Reinvestment Plan (the "Plan") in which shareholders may participate. The Plan is offered through Harris Trust Company of California (the "Agent"). Under the Plan, the Agent uses dividends and other cash distributions from the Company to purchase additional shares of Company common stock in the open market for Plan participants. Participants may also make certain cash contributions to the Plan. Further information regarding the Plan may be obtained by writing to the Agent at: Harris Trust Company of California, 311 West Monroe Street (11th Floor), Chicago, IL 60606, or calling
(877) 588-4147.

   CURRENT INCOME SHARES, INC.
   NOTES

DIRECTORS
Willard H. Altman*
Clark R. Gates
Michael L. Noel*
Robert M. Whitler*
*Serve as members of the Audit Committee

OFFICERS
Michael L. Noel            Chairman
Gregory Knopf              President
Jack Montgomery            Vice President and
                           Portfolio Manager
Richard H. Earnest         Vice President
Kevin A. Rogers            Vice President
John V. Skidmore           Vice President
John J. King               Secretary
Milton M. Fukuda           Treasurer

AUDITORS
Deloitte & Touche LLP
50 Fremont St.
San Francisco, CA 94105

CUSTODIAN
Union Bank of California
475 Sansome St., 15th Floor
San Francisco, CA 94111

TRANSFER & DIVIDEND
REINVESTMENT PLAN AGENT
Harris Trust Company of California
311 West Monroe St., 11th Floor
Chicago, IL 60606

COMPANY MAILING ADDRESS
Current Income Shares, Inc.
445 South Figueroa St., Suite 306
Los Angeles, CA 90071

COMPANY TELEPHONE
(888) 465-2825

NYSE SYMBOL
"CUR"



83353-99